Subsequent Event	12 Months Ended
May 27, 2012
Subsequent Events [Abstract]
Subsequent Event
SUBSEQUENT EVENT
On June 20, 2012, the Board of Directors declared a cash dividend of $0.50 per share to be paid August 1, 2012 to all shareholders of record as of the close of business on July 10, 2012.

On July 12, 2012, we entered into an agreement to acquire Yard House USA, Inc., (Yard House), for $585.0 million in an all-cash transaction. After the acquisition, Yard House will be a wholly-owned subsidiary of Darden. The transaction has been approved by our Board of Directors and is subject to the satisfaction of customary closing conditions, including, among others, the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The acquisition is expected to be completed early in the second quarter of fiscal 2013.